CONECTIV SOLUTIONS LLC CONSOLIDATING INCOME STATEMENT               EXHIBIT D-9
FOR THE THREE MONTHS ENDED MARCH 31, 1998
(Dollars in Thousands)

                                                           Total       Consolidating        CS
                                                        Consolidated      Entries         Parent          PCG
                                                        ------------      -------         ------          ---
OPERATING REVENUES
    Electric                                                 *             $    -          *             $  -
    Gas                                                      *                  -          *                -
    Other services                                           *                  -             -           *
                                                             ----          ------          ----          ----
                                                             *                  -          *              *
                                                             ----          ------          ----          ----

OPERATING EXPENSES
    Electric fuel and purchased power                           -               -             -             -
    Gas purchased                                               -               -             -             -
    Purchased electric capacity                                 -               -             -             -
    Other services' cost of sales                            *                  -             -           *
    Employee separation and other
        merger-related costs                                    -               -             -             -
    Operation and maintenance                                *                  -          *              *
    Depreciation                                             *                  -          *              *
    Taxes other than income taxes                               -               -             -             -
                                                             ----          ------          ----          ----
                                                             *                  -          *              *
                                                             ----          ------          ----          ----

OPERATING INCOME                                             *                  -          *              *
                                                             ----          ------          ----          ----

OTHER INCOME
    Allowance for equity funds used
        during construction                                     -               -             -             -
    Other income                                             *              *              *                -
                                                             ----          ------          ----          ----
                                                             *              *              *                -
                                                             ----          ------          ----          ----

INTEREST EXPENSE
    Interest charges                                            -               -             -             -
    Allowance for borrowed funds used during
        construction and capitalized interest                   -               -             -             -
                                                             ----          ------          ----          ----
                                                                -               -             -             -
                                                             ----          ------          ----          ----
PREFERRED STOCK DIVIDEND REQUIREMENTS
    OF SUBSIDIARIES                                             -               -             -             -
                                                             ----          ------          ----          ----

INCOME/(LOSS) BEFORE INCOME TAXES                            *              *              *              *
                                                             ----          ------          ----          ----

INCOME TAXES                                                 *                  -          *              *
                                                             ----          ------          ----          ----

NET INCOME/(LOSS)                                            *              *              *              *
                                                             ====          ======          ====          ====


EARNINGS/(LOSS) APPLICABLE TO:
    Common stock                                             *              *              *              *
    Class A common stock                                     *                  -          *                -
                                                             ----          ------          ----          ----
                                                             *              *              *              *
                                                             ====          ======          ====          ====

*  Confidential treatment requested.

CONECTIV SOLUTIONS LLC CONSOLIDATING INCOME STATEMENT               EXHIBIT D-9
FOR THE THREE MONTHS ENDED MARCH 31, 1998
(Dollars in Thousands)

                                                            Total        Consolidating         CS
                                                         Consolidated       Entries          Parent          PCG
                                                         ------------       -------          ------          ---
OPERATING REVENUES
    Electric                                                  *              $    -           *              $  -
    Gas                                                       *                   -           *                 -
    Other services                                            *                   -              -            *
                                                              ----           ------           ----           ----
                                                              *                   -           *               *
                                                              ----           ------           ----           ----

OPERATING EXPENSES
    Electric fuel and purchased power                            -                -              -              -
    Gas purchased                                                -                -              -              -
    Purchased electric capacity                                  -                -              -              -
    Other services' cost of sales                             *                   -              -            *
    Employee separation and other
        merger-related costs                                     -                -              -              -
    Operation and maintenance                                 *                   -           *               *
    Depreciation                                              *                   -           *               *
    Taxes other than income taxes                                -                -              -              -
                                                              ----           ------           ----           ----
                                                              *                   -           *               *
                                                              ----           ------           ----           ----

OPERATING INCOME                                              *                   -           *               *
                                                              ----           ------           ----           ----

OTHER INCOME
    Allowance for equity funds used
        during construction                                      -                -              -              -
    Other income                                              *               *               *                 -
                                                              ----           ------           ----           ----
                                                              *               *               *                 -
                                                              ----           ------           ----           ----

INTEREST EXPENSE
    Interest charges                                             -                -              -              -
    Allowance for borrowed funds used during
        construction and capitalized interest                    -                -              -              -
                                                              ----           ------           ----           ----
                                                                 -                -              -              -
                                                              ----           ------           ----           ----
PREFERRED STOCK DIVIDEND REQUIREMENTS
    OF SUBSIDIARIES                                              -                -              -              -
                                                              ----           ------           ----           ----

INCOME/(LOSS) BEFORE INCOME TAXES                             *               *               *               *
                                                              ----           ------           ----           ----

INCOME TAXES                                                  *                   -           *               *
                                                              ----           ------           ----           ----

NET INCOME/(LOSS)                                             *               *               *               *
                                                              ====           ======           ====           ====


EARNINGS/(LOSS) APPLICABLE TO:
    Common stock                                              *               *               *               *
    Class A common stock                                      *                   -           *                 -
                                                              ----           ------           ----           ----
                                                              *               *               *               *
                                                              ====           ======           ====           ====

*  Confidential treatment requested.

CONECTIV SOLUTIONS LLC CONSOLIDATING BALANCE SHEET                  EXHIBIT D-9
AS OF MARCH 31, 1998
(Dollars in Thousands)

                                                                         Total        Consolidating         CS
                                                                      Consolidated       Entries          Parent         PCG
                                                                      ------------       -------          ------         ---
                 LIABILITIES

CURRENT LIABILITIES
    Short-term debt                                                       $    -          $    -          $   -         $   -
    Long-term debt and preferred stock due within one year                     -               -              -             -
    Variable rate demand bonds                                                 -               -              -             -
    Accounts payable                                                       *                   -              -          *
    Taxes accrued                                                          *                   -           *             *
    Interest accrued                                                           -               -              -             -
    Dividends payable                                                          -               -              -             -
    Current capital lease obligation                                           -               -              -             -
    Accrued employee separation and
        other merger-related costs                                             -               -              -             -
    Other                                                                  *                   -           *             *
                                                                          ------          ------          -----         -----
                                                                           *                   -           *             *
                                                                          ------          ------          -----         -----

DEFERRED CREDITS AND OTHER LIABILITIES
    Other postretirement benefits obligation                                   -               -              -             -
    Deferred income taxes, net                                                 -               -              -             -
    Deferred investment tax credits                                            -               -              -             -
    Long-term capital lease obligation                                         -               -              -             -
    Other                                                                      -               -              -             -
                                                                          ------          ------          -----         -----
                                                                               -               -              -             -
                                                                          ------          ------          -----         -----

CAPITALIZATION
    Common stock                                                               -               -              -             -
    Class A common stock                                                       -               -              -             -
    Additional paid-in capital--common stock                                   -           *                  -          *
    Additional paid-in capital--Class A common stock                           -               -              -             -
    Retained earnings                                                      *               *               *             *
                                                                          ------          ------          -----         -----
                                                                           *               *               *             *
    Treasury shares, at cost                                                   -               -              -             -
    Unearned compensation                                                      -               -              -             -
                                                                          ------          ------          -----         -----
        Total common stockholders' equity                                  *               *               *             *
    Preferred stock of subsidiaries:
        Not subject to mandatory redemption                                    -               -              -             -
        Subject to mandatory redemption                                        -               -              -             -
    Long-term debt                                                         *                   -              -          *
                                                                          ------          ------          -----         -----
                                                                           *               *               *             *
                                                                          ------          ------          -----         -----

TOTAL CAPITALIZATION AND LIABILITIES                                       *               *               *             *
                                                                          ======          ======          =====         =====

*   Confidential treatment requested.